SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 1, 2005

                                   __________


                           GREG MANNING AUCTIONS, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                       1-11988                22-2365834
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)




            775 Passaic Avenue,
          West Caldwell, New Jersey                                  07006
    (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (973) 882-0004

Item 8.01. Other Events

            On February 1, 2005, the Company issued a press release relating to its execution of a definitive agreement to acquire all of the outstanding stock of John Bull Stamp Auctions, Ltd. A copy of the release is filed herewith.

Section 9   Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

            99    Press release, dated February 1, 2005, issued by the Company.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2005


                                    GREG MANNING AUCTIONS, INC.


                                    By: /s/ Larry Crawford
                                       ----------------------------
                                       Larry Crawford
                                       Chief Financial Officer